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                                                                    Exhibit 23.1


                        CONSENT OF INDEPENDENT AUDITORS


         We consent to the reference to our firm under the caption "Experts" and to the use of our report dated August 17, 1998, in the Registration Statement (Form SB-2 No. 333-00000) and related Prospectus of USA Technologies, Inc. dated November 6, 1998.



                                               /s/ Ernst & Young LLP


Philadelphia, Pennsylvania
November 6, 1998